EXHIBIT 10.26

AMENDMENT NO. 1 AND WAIVER

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 AND WAIVER dated as of December 15, 2011 (this “Amendment”) is made by and among SYSTEMAX INC., a corporation organized under the laws of the State of Delaware (“SYX”), each US Borrower listed on the signature pages below (together with SYX, each a “US Borrower” and jointly and severally the “US Borrowers”), MISCO UK LIMITED, a corporation organized under the laws of Scotland (the “UK Borrower”) and, together with the US Borrowers, hereinafter each a “Borrower” and, jointly and severally as the context may require, the “Borrowers”), each Person listed on the signature pages hereto under the heading “New Subsidiary,” (each a “New Subsidiary” and, jointly and severally as the context may require, the “New Subsidiaries”), the lenders from time to time party hereto, J.P. MORGAN EUROPE LIMITED, as UK Administrative Agent, and JPMORGAN CHASE BANK, N.A., as US Administrative Agent (US Administrative Agent and UK Administrative Agent, jointly and severally as the context may require, “Administrative Agents”).

WITNESSETH:

WHEREAS, Borrowers, Lenders and Administrative Agents are parties to that certain Second Amended and Restated Credit Agreement dated as of October 27, 2010 (as amended as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  All capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement;

WHEREAS, US Borrowers and US Administrative Agent are parties to that certain Second Amended and Restated Pledge and Security Agreement, dated as of October 27, 2010 (as amendment, restated, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, US Borrowers and New Subsidiaries desire that New Subsidiaries join the Credit Agreement as Loan Guarantors and grant a security interest in their assets to US Administrative Agent pursuant to the Security Agreement;

WHEREAS, Borrowers (x) desire to terminate the UK Revolving Commitment and (y) have requested that Administrative Agents and Lenders (i) make certain amendments to the Credit Agreement, including increasing the US Revolving Commitment by $25,000,000 and (ii) consent to certain transfers of ownership, mergers and dissolutions of the Loan Parties and their Subsidiaries, and in each case, Administrative Agents and Lenders are willing to do so on the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the promises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement and do hereby further agree as follows:

AGREEMENT

1.      Termination of UK Revolving Commitment.  1)  Subject to satisfaction of the conditions precedent set forth in Section 8 below, including without limitation clause (b) thereof, pursuant to Section 2.09(c) of the Credit Agreement, the UK Revolving Commitment is terminated as of the Amendment No. 1 Effective Date (as defined below).  On and after the Amendment No. 1 Effective Date, (i) UK Borrowing Representative shall not make any request under the Credit Agreement for a UK Revolving Loan or the issue of a Letter of Credit, (ii) UK Lenders shall have no obligation to provide Loans or Letters of Credit for the account of the UK Borrower (“UK Letters of Credit”) under the Credit Agreement and (iii) the UK Administrative Agent shall have no further duties or obligations under the Credit Agreement or other Loan Documents.  Upon the occurrence of the Amendment No. 1 Effective Date, (x) all liens and security interests granted by UK Borrower to UK Administrative Agent for the benefit of the UK Lenders shall be automatically released (other than with respect to the UK Cash Collateral (as defined below)) (and the UK Administrative Agent agrees to take all actions reasonably requested by UK Borrower, at UK Borrower’s cost and expense to evidence such release) and (y) all Obligations other than US Obligations (the “UK Obligations”) shall be paid in full except as set forth in clause (b) below.

(b)      Notwithstanding anything to the contrary set forth in this Amendment including without limitation amendments to the definitions of the term “Borrower” and “Borrowers” set forth in Section 2(a) of this Amendment, the obligations of UK Borrower shall continue under, and UK Borrower shall remain a “Borrower” for purposes of, (x) all provisions of the Credit Agreement and other Loan Documents which by their terms survive the payment of the UK Obligations and the termination of the UK Revolving Commitment, including without limitation Sections 2.16, 2.17, 9.03 and Article VIII of the Credit Agreement and (y) all reimbursement obligations with respect to UK Letters of Credit (the “Surviving UK Obligations”).  For the avoidance of doubt, the term “Guaranteed Obligations” shall include the Surviving UK Obligations.

(c)      On and after the Amendment No. 1 Effective Date, notwithstanding anything to the contrary contained in the Credit Agreement, no UK Lender shall be deemed to have a participation in any UK Letter of Credit pursuant to Section 2.06(d) and no UK Lender shall have any reimbursement obligation with respect to any UK Letter of Credit pursuant to Section 2.06(e).

2.      Amendment to Credit Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 8 below, the Credit Agreement is hereby amended as follows:

(a)       Section 1.01 of the Credit Agreement is hereby amended by amending the following defined terms in their entirety to provide as follows:

“Borrower” shall have the meaning set forth in the introductory paragraph of this Agreement; provided that, after the Amendment No. 1 Effective Date, the term Borrower shall not include the UK Borrower other than as set forth in Section 1 of Amendment No.1.

“Borrowers” shall have the meaning set forth in the introductory paragraph of this Agreement; provided that, after the Amendment No. 1 Effective Date, the term Borrowers shall not include the UK Borrower other than as set forth in Section 1 of Amendment No.1.

“Borrowers on a Consolidated Basis” means the consolidation of SYX and the Borrowers and the Subsidiaries of any Borrower (without duplication) in accordance with GAAP, but (i) excluding Misco Germany, Inc., a Delaware corporation and (ii) excluding all Subsidiaries of any Borrower not organized under the laws of any of the fifty States of the United States of America.

“Borrowing Base” means the US Borrowing Base.

“Collateral Documents” means, collectively, the Security Agreement, each Control Agreement and any other documents granting a Lien upon the Collateral as security for payment of the Secured Obligations and each document pursuant to which one or more Borrowers reaffirms its obligations under one or more previously executed Collateral Documents.

“Loan Guarantor” means each US Borrower, each New Subsidiary and, if and when applicable, each other Person who after the Amendment No. 1 Effective Date executes and delivers to US Administrative Agent for the benefit of the Lenders a Guarantee of the Secured Obligations.

“Loan Parties” means each Borrower, each Loan Guarantor, and each of US Borrower’s other Subsidiaries (if organized under the laws of any of the fifty States of the United States of America) and any other Person who becomes a party to this Agreement pursuant to a Joinder Agreement and their successors and assigns.

“Material Adverse Effect” means a material adverse effect on (a) the condition, operations, assets, business or prospects of the applicable Loan Party or Loan Parties, (b) the ability of any Loan Party to perform any of its obligations under the Loan Documents to which it is a party, (c) the Collateral, or the US Administrative Agent’s Liens (on behalf of itself and the Lenders) on the Collateral or the priority of such Liens, or (d) the rights of or benefits available to the US Administrative Agent, the Issuing Bank or the Lenders thereunder.

(b)      Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms to such section in their proper alphabetical order:

“Amendment No. 1” shall mean Amendment No. 1 and Waiver to this Agreement, dated as of December [__], 2011.

“Amendment No. 1 Effective Date” shall have the meaning set forth in Amendment No. 1.

“New Subsidiary” shall mean each of Global Industrial Holdings LLC, a Delaware limited liability company, SYX North American Tech Holdings LLC, a Delaware limited liability company, Rebate Holdings LLC, a Delaware limited liability company, SYX S.A. Holdings Inc., a Delaware corporation and SYX S.A. Holdings II Inc., a Delaware corporation.

(c)      The definition of Applicable Rate in Section 1.01 of the Credit Agreement is hereby amended by amending the grid contained therein in its entirety to provide as follows:

Trailing Quarterly Borrowing Base Availability	Eurocurrency Spread	AEBR Spread	ABR Spread
Category 1 Less than $40,000,000	2.50%	2.50%	1.50%
Category 2 $40,000,000 or more but less than $80,000,000	2.25%	2.25%	1.25%
Category 3 $80,000,000 or more	2.00%	2.00%	1.00%

(d)      Section 3.16 of the Credit Agreement is hereby amended by deleting the words “the Debenture, the Mortgages” therein.

(e)      Section 3.18(d) of the Credit Agreement is hereby amended in its entirety to provide as follows:

“Intentionally omitted.”

(f)       Section 3.21 of the Credit Agreement is hereby amended in its entirety to provide as follows:

“Intentionally omitted.”

(g)      Section 5.01(a) of the Credit Agreement is hereby amended by (i) deleting clause (iii) thereof and (ii) adding the word “and” before clause (ii) thereof.

(h)      Section 5.01(b) of the Credit Agreement is hereby amended by (i) deleting clause (iii) thereof and (ii) adding the word “and” before clause (ii) thereof.

(i)       Section 5.01(c) of the Credit Agreement is hereby amended by deleting clause (ii) thereof.

(j)       Section 5.01(g)(y) of the Credit Agreement is hereby amended by deleting the text “(and in respect of the UK Borrower, by Wednesday of each calendar week with respect to the immediately preceding calendar week)”.

(k)      Section 5.01(h)(iii) of the Credit Agreement is hereby amended by deleting each reference to “, Eligible UK Accounts”.

(l)       Section 5.01(j)(v) of the Credit Agreement is hereby amended by deleting the text “or the UK Inland Revenue”.

(m)     Section 5.02(i) of the Credit Agreement is hereby amended in its entirety to provide as follows:

“Intentionally omitted.”

(n)      Section 5.15 of the Credit Agreement is hereby amended in its entirety to provide as follows:

“Depository Banks.  The US Borrowers will maintain the US Administrative Agent as its principal depository bank, including for the maintenance of operating, administrative, cash management, collection activity, and other deposit accounts for the conduct of its business.”

(o)      Section 5.16(a) of the Credit Agreement is hereby amended by deleting the reference therein to “if organized under the laws of the United States of America” and by substituting, in lieu thereof, “if organized under the laws of any of the fifty States of the United States of America.”

(p)      Section 5.16(b) of the Credit Agreement is hereby amended in its entirety to provide as follows:

“(b) SYX and each other Loan Party will cause 100% of the issued and outstanding Equity Interests of each of its Subsidiaries organized under the laws of any of the fifty States of the United States of America to be subject at all times to a first priority, perfected Lien in favor of the US Administrative Agent pursuant to the terms and conditions of the Loan Documents or other security documents as the US Administrative Agent shall reasonably request.  SYX  and each other Loan Party will cause 65% (or such greater percentage that, due to a change in applicable law after the date hereof, (1) could not reasonably be expected, in the US Borrowing Representative’s discretion, to cause the undistributed earnings of such foreign Subsidiary as determined for U.S. federal income tax purposes to be treated as a deemed dividend to such foreign Subsidiary’s U.S. parent and (2) could not reasonably be expected, in the US Borrowing Representative’s discretion, to cause any material adverse tax consequences) of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of each of its Subsidiaries other than those organized under the laws of any of the fifty States of the United States of America to be subject at all times to a first priority, perfected Lien in favor of the US Administrative Agent pursuant to the terms and conditions of the Security Agreement or other security documents governed by the laws of a state of the United States as the US Administrative Agent shall reasonably request.”

(q)      Section 5.16(c) of the Credit Agreement is hereby amended in its entirety to provide as follows:

“Intentionally omitted.”

(r)       Section 5.16(f) of the Credit Agreement is hereby amended in its entirety to provide as follows:

“Intentionally omitted.”

(s)      Section 5.17(d) of the Credit Agreement is hereby amended by deleting the text “; provided that, so long as no Event of Default has occurred and is continuing, collections of the UK Borrower which are received into the Collection Account, and which exceed the then outstanding AEBR Loans, shall remain in the Collection Account until the next day on which there is outstanding a Eurocurrency Loan to which such funds may be applied”.

(t)       Section 6.01 of the Credit Agreement is hereby amended by (i) deleting the text “and” at the end of  clause (n), (ii) deleting the text “hereunder.” in clause (o) and by substituting, in lieu thereof, “hereunder;” and (iii) adding the following text after clause (o) therein:

(p)      Indebtedness of any Subsidiary which is not a Loan Party incurred in the ordinary course of business to finance the acquisition of inventory (whether or not constituting a purchase money Indebtedness); provided that such Indebtedness is incurred prior to or within 30 days after such acquisition; and

(q)     Indebtedness of any Subsidiary which is not a Loan Party consisting of reimbursement obligations in connection with letters of credit, bank guaranties, bankers acceptances or similar interests obtained in the ordinary course of business.

(u)      Section 6.02 of the Credit Agreement is hereby amended by (x) changing clause (i) to clause (j) therein, and (y) inserting the following text after clause (h) therein:

“(i)     Liens granted by Subsidiaries of any Loan Party which are not Loan Parties which either (i) do not secure indebtedness or (ii) secure the Indebtedness permitted under Section 6.01(q).

(v)      Section 6.03 of the Credit Agreement is hereby amended by inserting “or merge or consolidate into another Subsidiary which is not a Loan Party.” at the end of clause (a) immediately following “and dissolve.”

(w)     Sections 6.04(c) and (d) of the Credit Agreement are hereby amended by deleting the text “(or the Debenture, as applicable)”.

(x)       Section 6.10 of the Credit Agreement is hereby amended by (i) deleting the text “and” at the end of clause (v) and (ii) inserting the following text immediately after clause (vi):

“and (vii) the foregoing shall not apply to Systemax Europe Sarl or any of its Subsidiaries that are not a Loan Party.”

(y)      Section 6.15 of the Credit Agreement is hereby amended in its entirety to provide as follows:

“Intentionally omitted.”

(z)      Article VI of the Credit Agreement is hereby amended by adding the following Section 6.17 to the end of such article:

“6.17           Holding Companies.  Notwithstanding anything to the contrary contained in this Agreement, none of Global Industrial Holdings LLC, SYX North American Tech Holdings LLC, Rebate Holdings LLC, SYX S.A. Holdings Inc. or SYX S.A. Holdings II Inc. will engage in any business or own any significant assets or have any material liabilities other than (i) its ownership of the capital stock of its wholly owned Subsidiaries and (ii) those liabilities which it is responsible for under this Agreement and the Loan Documents; provided that each such Person may engage in those activities that are incidental to (x) the maintenance of its existence in compliance with applicable law and (y) legal, tax and accounting matters in connection with any of the foregoing activities.”

(aa)    Article VII (k) is hereby amended by (x) adding the word “or” at the end of clause (ii) thereof and (y) deleting clause (iv) thereof.

(bb)   Article VII(s) of the Credit Agreement is hereby amended in its entirety to provide as follows:

“Intentionally omitted.”

(cc)    Article VII(t) is hereby amended by deleting the text “, the UK Borrower” contained therein.

(dd)   Article VII(u) is hereby amended by deleting the text “, the UK Borrower” contained therein.

(ee)    The penultimate paragraph of Article VIII of the Credit Agreement is hereby amended by deleting the text “The UK Borrower has requested that the UK Administrative Agent provide daily advice on each UK Business Day setting forth the UK Availability.  The UK Administrative Agent shall not have any liability if it fails to provide such advice on any day.  In addition, to the extent the UK Administrative Agent provides such advice, the UK Administrative shall not have any liability to any party in connection with such advice, including but not limited to, whether the information in such advice is accurate.”

(ff)      Schedule 1(a) (the Commitment Schedule) of the Credit Agreement is hereby replaced with Schedule 1(a) attached hereto.

3.      Amendment to the Security Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 8 below, the Security Agreement is hereby amended as follows:

(a)      The definition of “Grantor” and “Grantors” set forth in the Security Agreement are hereby amended to include each New Subsidiary.

(b)      Section 4.14 of the Security Agreement is hereby amended in its entirety to provide as follows:

“Control Agreements.  Each Grantor will provide to the US Administrative Agent promptly upon the US Administrative Agent’s request, a Deposit Account Control Agreement (a “DACA”) duly executed on behalf of each financial institution holding a deposit account of such Grantor as set forth in this Security Agreement, provided that (i) no DACA shall be required with respect to deposit accounts for retail store locations in which sums on deposit therein (or in the aggregate with respect to all deposit accounts for any such store) do not exceed $250,000 at any time for such store, (ii) no DACA shall be required with respect to payroll or other disbursement type deposit accounts maintained by the Grantors in the ordinary course of business consistent with past practices and as intended to constitute “zero balance” accounts, and (iii) the US Administrative Agent may, in its discretion, defer delivery of any such DACA.”

(a)      Exhibit B of the Security Agreement is hereby replaced with Exhibit B attached hereto.

(b)      Exhibit G of the Security Agreement is hereby replaced with Exhibit G-I attached hereto which shall become Exhibit G to the Security Agreement.

4.      Consent to Reorganization and Waiver.  Subject to satisfaction of the conditions precedent set forth in Section 8 below, notwithstanding anything to the contrary contained in the Credit Agreement, Administrative Agent and Lenders hereby (a) consent (to the extent necessary) to the transfers of ownership, mergers and dissolutions of the Loan Parties and their Subsidiaries as set forth on Schedule I (the “Reorganization”), whether consummated prior to, on or after the Amendment No. 1 Effective Date and regardless of whether any Default is continuing at the time of consummation and (b) waive any Event of Default which may have occurred and any rights to an increase in interest under Section 2.13(e) of the Credit Agreement as a result of the Reorganization.  Borrowing Representative shall promptly notify US Administrative Agent of the completion of the Reorganization.

5.      Landlord Waiver.  US Borrowers shall deliver to US Administrative Agent, on or before January 15, 2012, a Landlord Waiver with respect to the Georgia Lease which is satisfactory in form and substance to US Administrative Agent.

6.      Equity Certificates; Instruments.

(a)       As soon as practicable but in any event not later than ten (10) Business Days following the date on which Misco UK Limited has received the share certificate of Misco UK Limited currently registered in the name of, and held by, the UK Administrative Agent (or such later date as the US Administrative Agent shall agree to in its sole discretion), SYX shall deliver to US Administrative Agent an original stock certificate issued to SYX together with an original stock power executed in blank, with respect to the Equity Interests of Misco UK Limited which are pledged to US Administrative Agent pursuant to the Security Agreement.

(b)      As soon as practicable but in any event not later than January 31, 2012 (or such later date as the US Administrative Agent shall agree to in its sole discretion), US Borrowers shall deliver to US Administrative Agent an original stock certificate, together with a stock power executed in blank with respect to the Equity Interests of SYX Services Private Ltd. which are pledged to the US Administrative Agent pursuant to the Security Agreement.

(c)      US Borrowers shall deliver to US Administrative Agent each original stock certificate or membership certificate (if any) issued in accordance with the Reorganization representing (x) the Equity Interests of each Subsidiary of each Loan Party organized under the laws of a state of the United States and (y) the Equity Interests of each Subsidiary of each Loan Party organized under the laws of Puerto Rico or a province of Canada which are pledged to US Administrative Agent pursuant to the Security Agreement, together with the corresponding original stock or membership power executed in blank by not later than the earlier of (x) five (5) days following the issuance of such stock or membership certificate and (y) March 31, 2012, or such later date as the US Administrative Agent shall agree to in its sole discretion.

(d)      By not later than the earlier of (x) ten (10) Business Days following the making of the notation described below and (y) June 30, 2012 (or such later date as the US Administrative Agent shall agree to in its sole discretion), SYX shall deliver to US Administrative Agent a copy of the portion of the register of Systemax Europe Sarl noting US Administrative Agent’s security interest in the Equity Interests of Systemax Europe Sarl which are pledged to US Administrative Agent pursuant to the Security Agreement.

(e)      Promptly following completion of the Reorganization, Loan Parties shall deliver to US Administrative Agent a new Exhibit G to the Security Agreement, which shall be in the form of Exhibit G-2 attached hereto but with the certificate numbers completed.  Such new Exhibit G shall become Exhibit G to the Security Agreement.

(f)      As soon as practicable but in any event not later than March 31, 2012, Loan Parties shall deliver to US Administrative Agent originals of all promissory notes (and amendments thereto) listed on Exhibit G-1 attached hereto, to the extent not previously delivered to US Administrative Agent.

7.      Representations and Warranties.  To induce Administrative Agents and Lenders to enter into this Amendment, each Loan Party hereto hereby warrants, represents and covenants to Administrative Agents and Lenders that: (a) each representation and warranty of the Loan Parties set forth in the Credit Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof after giving effect to this Amendment except for those representations and warranties which relate to a specific date, which are true and correct as of such date, and no Default or Event of Default has occurred and is continuing under the Credit Agreement after giving effect to this Amendment and (b) each Loan Party has the power and is duly authorized to enter into, deliver and perform this Amendment, and this Amendment is the legal, valid and binding obligation of each Loan Party enforceable against it in accordance with its terms.

8.      Conditions Precedent to Effectiveness of this Amendment.  This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) upon which the Administrative Agents have received the following in form and substance satisfactory to the Administrative Agents and their counsel:

(a)      eight (8) counterparts of this Amendment duly executed and delivered by each Loan Party and Lenders;

(b)      cash collateral in the amount of £1,080,000 (the “UK Cash Collateral”) with respect to the outstanding UK Letters of Credit, together with a fully executed cash collateral agreement and any other documents reasonably required by the Administrative Agents with respect to the outstanding UK Letters of Credit;

(c)      payment in full of all UK Revolving Loans, all accrued and unpaid interest thereon, accrued and unpaid fees and expenses thereon and other Obligations (other than the US Obligations) together with accrued and unpaid interest thereon, all as set forth on Schedule 8(c) hereto;

(d)      resolutions of the governing body of each US Borrower with respect to the increase of the US Revolving Commitment (the “Revolver Increase”), together with a certificate of each Borrower certifying that there have been no changes to the constitutive documents of such Borrower since the Second Restatement Date, or if there have been changes, copies certified by such Borrower of all such changes;

(e)      a certificate of all Loan Parties (other than UK Borrower) certifying that (x) no Default or Event of Default shall have occurred and be continuing or shall occur as a result of such Revolver Increase and (y) the representations and warranties made by each Borrower in the Credit Agreement and in the other Loan Documents are true and complete in all material respects with the same force and effect as if made on and as of such date (or, to the extent any such representation or warranty specifically relates to an earlier date, such representation or warranty is true and complete in all material respects as of such earlier date);

(f)       amended and restated Notes for Lenders whose US Revolving Commitment will increase on the Amendment No. 1 Effective Date to the extent requested by such Lender;

(g)      four (4) counterparts of an agreement joining each New Subsidiary to the Credit Agreement as a Loan Guarantor and the Security Agreement as a Grantor, duly executed by each New Subsidiary, together with Secretary’s Certificates, constitutive organizational documents and authorizing resolutions of each New Subsidiary and any other documents or information reasonably requested by US Administrative Agent with respect thereto;

(h)      stock or membership certificates (if any), as applicable, together with stock or membership powers executed in blank with respect to the Equity Interests of the New Subsidiaries and Misco Germany, Inc.;

(i)        four (4) counterparts of a fee letter with respect to this Amendment duly executed and delivered by each Loan Party and payment in full of any and all fees described therein;

9.      Continuing Effect of Credit Agreement.  Except as provided in Section 5 hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agents and Lenders, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.  Except as expressly amended and modified hereby, the provisions of the Credit Agreement and the Liens granted thereunder, are and shall remain in full force and effect.

10.    Counterparts; Telecopied Signatures.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party to this Amendment by facsimile or pdf transmission shall be deemed to be an original signature hereto.

11.    Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

[THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year specified at the beginning hereof.

US Borrowers

SYSTEMAX INC.

By:
Name:
Title:

SYSTEMAX MANUFACTURING INC.
GLOBAL COMPUTER SUPPLIES INC.
GLOBAL EQUIPMENT COMPANY INC.
TIGERDIRECT, INC.
NEXEL INDUSTRIES, INC.
MISCO AMERICA INC.
ONREBATE.COM INC.
PAPIER CATALOGUES, INC.
TEK SERV INC.
PROFIT CENTER SOFTWARE INC.
GLOBAL GOV/ED SOLUTIONS INC.
GLOBAL GOVERNMENT & EDUCATION INC.
SYX DISTRIBUTION INC.
SYX SERVICES INC.
STREAK PRODUCTS INC.
NEW COMPUSA CORP.
COMPUSA.COM INC.
COMPUSA RETAIL, INC.
WORLDWISE REBATES, INC.
CIRCUITCITY.COM INC.
SOFTWARE LICENSING CENTER INC.
TARGET ADVERTISING INC.

By:
Name:
Title:

UK Borrower

MISCO UK LIMITED

By:
Name:
Title:

New Subsidiaries

GLOBAL INDUSTRIAL HOLDINGS LLC SYX NORTH AMERICAN TECH HOLDINGS LLC REBATE HOLDINGS LLC SYX S.A. HOLDINGS INC. SYX S.A. HOLDINGS II INC.

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as US Administrative Agent and as a Lender

By:
Name: Donna M. DiForio
Title: Authorized Officer

J.P. MORGAN EUROPE LIMITED, as UK Administrative Agent and as a Lender

By:
Name:
Title:

HSBC BANK USA, N.A., as a Lender

By:
Name:
Title:

WELLS FARGO CAPITAL FINANCE, LLC, as a Lender

By:
Name:
Title:

Exhibit B

See attached.

Exhibit B - 1

Exhibit G-1

See attached

Exhibit G-1

EXHIBIT G-2

See attached

EXHIBIT G-2

Schedule 1(a)

Commitment Schedule

Lender	US Revolving Commitment

JPMorgan Chase Bank, N.A.	$50,000,000

HSBC Bank USA, N.A.	$40,000,000

Wells Fargo Capital Finance, LLC	$35,000,000

TOTAL	$125,000,000

Schedule 1(a) - 1

Schedule 8(c)

UK Payoff Amount

Outstanding Principal, Interest and Fees through December 15, 2011

UK Loan Facility:

Commitment Fee:	$18,436.50
Outstanding Principal Amount	$0.00
Amount Due in USD(1):	$18,436.50

Letter of Credit Fees:	GBP 956.25
Amount Due in GBP(2)	GBP 956.25

Per diem for each day after December 15th:

Commitment Fee:	$242.59
Letter of Credit Fees:	GBP 63.75

(1)	Wire Instructions for US Dollars:

To	JPMorgan Chase Bank, New York (CHASUS33)
For	J.P. Morgan Europe Limited (CHASGB22)
A/C#	544714108
Attn	Loans & Agency Ridwana

(2)	Wire Instructions for GBP:

To	J.P. Morgan Europe Limited (CHASGB22)
A/C#	03043504
Sort Code	40-52-06
(IBAN:GB82CHAS60924203043504)
Attn	Loans and Agency Ridwana

Schedule 8(c) - 1

Schedule I

The Reorganization

The transfer of the ownership of the Equity Interests of Misco UK Limited, Misco Italy Computer and WStore Europe SA from SYX to Systemax Europe Sarl.

The transfer of the ownership of the Equity Interests of Misco Iberia Computer Supplies from Misco America Inc. to Systemax Europe Sarl.

The dissolution of Dartek Corporation, a Loan Party.

The dissolution of Millennium Falcon Corp., a Loan Party.

The dissolution of Catalog Data Systems.

The dissolution of B.T.S.A., Inc.

The dissolution of Misco Polska sp z.o.o.

The dissolution of Misco Oy.

The merger of Misco Computer Supplies Ltd., Simply Computers Ltd. and Systemax Europe Limited (f.k.a. Misco UK Limited) (f.k.a. HCS (Global) Ltd) into Misco UK Limited.

The merger of HCS Misco into InMac WStore SAS.

The merger of Global Directmail BV into Misco Nederland B.V.

The transfer of the ownership of the Equity Interests of Misco Ireland Ltd, Misco Nederland B.V. and Misco AB from Misco UK Limited to Systemax Europe Sarl.

The transfer of the ownership of the Equity Interests of TigerDirect.CA Inc. from SYX and Misco America Inc. to SYX North American Tech Holdings LLC.

The transfer of the ownership of the Equity Interests of Global Equipment Company Inc. from Global Computer Supplies Inc. to Global Industrial Holdings LLC.

The transfer of the ownership of the Equity Interests of CircuitCity.com Inc., Systemax Manufacturing Inc., New CompUSA Corp., Global Gov/Ed Solutions Inc., SYX Distribution Inc., Streak Products Inc., CompUSA Retail Inc., TigerDirect, Inc., Software Licensing Center Inc., Global Computer Supplies Inc., CompUSA.com Inc., Target Advertising Inc., SYX Services Inc., Tek Serv Inc., Misco America Inc. and Systemax Puerto Rico Inc. from SYX to SYX North American Tech Holdings LLC.

Schedule 1- 1

The transfer of the ownership of the Equity Interests of Global Industrial Canada, Nexel, Industries Inc., Profitcenter Software Inc., Global Government & Education Inc. and Papier Catalogues, Inc. from SYX to Global Industrial Holdings LLC.

The transfer of the ownership of the Equity Interests of Worldwide Rebates Inc. and Onrebate.com Inc. from SYX to Rebate Holdings LLC.

Schedule 1- 2